TCW Funds, Inc.

Supplement Dated May 3, 2012 to the

Prospectus (the “Prospectus”) Dated February 28, 2012

Disclosure relating to the TCW Enhanced Commodity Strategy Fund

Effective immediately, Tad Rivelle is a co-portfolio manager of the TCW Enhanced Commodity Strategy Fund (the “Fund”). Therefore, effective immediately, on page 7, under the heading “Portfolio Managers,” the table is deleted and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Advisor
Tad Rivelle	Served as portfolio manager since April 2012	Group Managing Director and Chief Investment Officer – High Grade Fixed Income

Stephen M. Kane	Served as portfolio manager since the Fund commenced operations in April 2011	Group Managing Director

Bret R. Barker	Served as portfolio manager since the Fund commenced operations in April 2011	Managing Director

In addition, effective immediately, on page 19, the disclosure in the “Management of the Fund - Portfolio Managers” section, the table is deleted and replaced with the following:

Portfolio Manager	Business Experience During Last Five Years*
Tad Rivelle	Group Managing Director and Chief Investment Officer - High Grade Fixed Income, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Rivelle was Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC

Stephen M. Kane	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since December 2009. Previously, Mr. Kane was a portfolio manager and partner with Metropolitan West Asset Management, LLC

Bret R. Barker	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since December 2009. Previously, Mr. Barker was a portfolio manager with Metropolitan West Asset Management, LLC

Please retain this Supplement with your Prospectus for future reference.